UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 11, 2021

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INTERNATIONAL BALER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14443	13-2842053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Rio Grande Avenue Jacksonville, FL	32254
(Address of principal executive offices)	(Zip Code)

(904) 358-3812

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange 2008 until January 2010. Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of President

On October 11, 2021, the Board of Directors (the “Board”) of International Baler Corporation (the “Company”) appointed D. Roger Griffin to serve as the Chief Executive and President of the Company. Mr. Griffin replaces William E. Nielsen who held the positions of Interim Chief Executive and Interim President since September 24, 2021. Mr. Griffin will receive an annual salary of $200,000 per year. Mr. Griffin will be an at-will employee and the Company did not enter into an employment agreement with him.

Mr. Griffin, age 59, has extensive experience in the recycling industry. Mr. Griffin previously served as the President and Chief Executive Officer of the Company from February 2008 to January 2017. He served as the Vice President of Manufacturing for Avis Industrial Corporation (“Avis”), the Company’s largest stockholder (owning 81% of the Company’s issued and outstanding common stock), from January 2017 until his resignation on October 8, 2021. He also served as the President of Pacific Forge, Inc. a forging company and wholly-owned subsidiary of Avis, from January 2017 until his resignation on October 8, 2021. Before his original role at the Company, Mr. Griffin served as Vice President of Operations at Shaefer Interstate Railing and worked in management at Dana Corporation from January 2007 until February 2008. Mr. Griffin will continue to serve as a director of each of Pacific Forge, Inc. and James Steel & Tube Co., positions that he has held since June 2017 and March 2020, respectively.

There are no related party transactions between Mr. Griffin and the Company that require disclosure under Item 404(a) of Regulation S-K. The Company operates independently from Avis and its wholly-owned subsidiaries. The Company sold two closed door horizontal balers to Harris Waste Management Group, Inc., a wholly-owned subsidiary of Avis, for $122,950 in its fiscal year ended October 31, 2019. Except for the foregoing, there were no purchases or sales between the Company and Avis and its subsidiaries during the Company’s last two fiscal years. There are no arrangements or understandings between Mr. Griffin and any other person pursuant to which he was appointed as our Chief Executive Officer and President.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2021

INTERNATIONAL BALER CORPORATION

By: /s/ William Nielsen

Name: William Nielsen

Title: Chief Financial Officer

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